UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________
FORM 8-K
______________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2018
Shiloh Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683

(State of Other	(Commission File No.)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)

880 Steel Drive, Valley City, Ohio 44280
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
(330) 558-2600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate    by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

Sale and Purchase Agreement

On March 1, 2018, Shiloh Industries, Inc. (the "Company"), through a wholly-owned subsidiary, Shiloh Holdings Netherlands B.V., consummated the transactions previously disclosed on February 7, 2018 (the "Transactions"), whereby the Company entered into two Sale and Purchase Agreements, dated February 1, 2018, with Brabant Alucast Services B.V., a limited liability company organized under the laws of The Netherlands ("Brabant B.V."), to acquire all of the issued and outstanding capital of each of Brabant Alucast Italy Site Verres S.r.l., a limited liability company organized under the laws of Italy and Brabant Alucast The Netherlands Site Oss B.V., a limited liability company organized under the laws of the Netherlands, further expanding the Company’s global footprint in aluminum and magnesium casting capabilities, as well as providing for necessary growth-capacity, in Europe. The purchase price for the sale was approximately EUR 53,428,000, which includes the amount due for payment of certain debt of Brabant B.V.

Item 7.01. Regulation FD Disclosure.

Today, the Company announced that it completed the Transactions, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired

Any financial statements required by Item 9.01(a) of Form 8-K, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

Any pro forma financial information required by Item 9.01(b) of Form 8-K, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

No.        Description

99.1Company press release dated March 7, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHILOH INDUSTRIES, INC.
Date:	March 7, 2018	By:	/s/ W. Jay Potter Name: W. Jay Potter Title: Senior Vice President and Chief Financial Officer